UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2006
                                                --------------------------------

             Securitized Asset Backed Receivables LLC Trust 2006-HE2
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                         (Exact name of issuing entity)

                    Securitized Asset Backed Receivables LLC
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              (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
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               (Exact name of sponsor as specified in its charter)

Delaware                        333-130543-07                37-1472598
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(State or other               (Commission File             (IRS Employer
jurisdiction of                   Number of              Identification No.
incorporation                  issuing entity)              of depositor)
of depositor)

    200 Park Avenue, New York, New York                         10166
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(Address of principal executive offices of depositor)  (Zip Code of depositor)

Depositor's telephone number, including area code (212) 412-4000
                                                 -------------------------------

                                Not Applicable
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      Item 8.01 of the Depositor's Current Report on Form 8-K, attaching the certain agreements that were executed and delivered in connection with the issuance of the Certificates, filed on October 13, 2006 is hereby amended because the Pooling and Servicing Agreement attached as an exhibit to such Depositor's Form 8-K was not the correct version of such agreement.

      On September 28, 2006, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Fremont Investment & Loan, as a responsible party, NC Capital Corporation, as a responsible party, Aegis Mortgage Corporation, as a responsible party, HomEq Servicing Corporation, as servicer, and Wells Fargo Bank, National Association, as trustee. The Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $677,536,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of September 26, 2006, by and between the Depositor and the Underwriter.

      Attached as an exhibit is the correct version of the Pooling and Servicing Agreement to replace the version that was previously filed with the Form 8-K.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Depositor, as depositor, Fremont Investment & Loan, as a responsible party, NC Capital Corporation, as a responsible party, Aegis Mortgage Corporation, as a responsible party, HomEq Servicing Corporation, as servicer, and Wells Fargo Bank, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 14, 2006                 SECURITIZED ASSET BACKED RECEIVABLES
                                          LLC

                                       By:  /s/ Paul Menefee
                                            -------------------------------
                                            Name: Paul Menefee
                                            Title: Director

                              INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

4                 Pooling and Servicing Agreement, dated as             (E)
                  of September 1, 2006, by and among the
                  Depositor, as depositor, Fremont
                  Investment & Loan, as a responsible party, NC Capital Corporation, as a responsible party, Aegis Mortgage Corporation, as a responsible party, HomEq Servicing
                  Corporation, as servicer, and Wells Fargo
                  Bank, National Association, as trustee.